================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  Scioto Downs
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               SCIOTO DOWNS, INC.

6000 South High Street                                            Columbus, Ohio

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS


To the Shareholders of
Scioto Downs, Inc.:


         Notice is hereby given that the annual meeting of the shareholders of Scioto Downs, Inc. will be held in the Clubhouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on Tuesday, February 29, 2000, at 2:00 P.M. (E.S.T.). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1)      To elect three directors, each for a term of three (3) years.

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The board has fixed January 3, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof.

         If you do not expect to be present in person, there is enclosed herewith for your use a proxy which you are requested to sign, date and return promptly in the enclosed self-addressed, stamped envelope.


                                             Very truly yours,



                                             RODERICK H. WILLCOX
                                             Secretary

Dated:  February 10, 2000
Columbus, Ohio

                               SCIOTO DOWNS, INC.
                             6000 SOUTH HIGH STREET
                              COLUMBUS, OHIO 43207


                                 PROXY STATEMENT


         The enclosed proxy is solicited by the board of directors of Scioto Downs, Inc. at the cost of the corporation for use at the annual meeting of the shareholders of the corporation to be held on Tuesday, February 29, 2000, or any adjournments thereof. This proxy statement is dated February 10, 2000, the intended date of mailing.

         Without affecting any vote previously taken, the proxy may be revoked by a shareholder at any time before it is voted by delivering to the corporation a later-dated proxy or by giving notice of revocation to the corporation in writing or in open meeting. All proxies which are signed, dated and received prior to the meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS".

         As used herein, the term "corporation" means Scioto Downs, Inc.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         The total number of outstanding voting securities of the corporation entitled to vote at the annual meeting is 595,767 common shares. Each shareholder is entitled to one (1) vote for each common share held of record on the 3rd day of January, 2000. There are no cumulative voting rights in the election of directors. There are no rights of appraisal or similar rights of dissenting shareholders with regard to the election of directors.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth those persons or entities known to the corporation to be the beneficial owners of more than five percent (5%) of the outstanding voting securities of the corporation on January 3, 2000.

                                                                      Amount and
                                                                      Nature of
   Title of               Name and Address of                         Beneficial         Percent
   Class                  Beneficial Owner                            Ownership         of Class
   -----                  ----------------                            ---------         --------
   Common                 LaVerne A. Hill (1)                          206,723           34.7%
                          4814 Riverside Drive
                          Columbus, Ohio  43220


   Common                 Bud C. Hatfield                              145,486           24.4%
                          4000 West Broad Street
                          Columbus, Ohio 43228

   Common                 Mid-America Racing                            63,420          10.64%
                          Association, Inc. (1)
                          6000 South High Street
                          Columbus, Ohio 43207

         (1) LaVerne A. Hill owns 143,303 shares of the corporation directly, constituting 24.1% of the outstanding voting securities. LaVerne A. Hill is also a majority shareholder of Mid-America Racing Association, Inc., which owns 63,420 shares of the corporation, constituting 10.64% of the outstanding voting securities. LaVerne A. Hill therefore beneficially owns 206,723 shares which represents 34.7% of the outstanding voting securities. The shares owned by Mid-America Racing Association, Inc. as shown above are also included in the number of shares beneficially owned by LaVerne A. Hill. See also footnote (3) under ELECTION OF DIRECTORS.


SECURITY OWNERSHIP OF MANAGEMENT

         For further information, see footnotes under ELECTION OF DIRECTORS.

                                                         Amount and
                                                         Nature of
   Title of               Name and Address of            Beneficial                     Percent of
    Class                  Beneficial Owner              Ownership                         Class
    -----                  ----------------              ---------                         -----

   Common                 LaVerne A. Hill                 206,723                          34.7
                          4814 Riverside Drive
                          Columbus OH 43220

   Common                 Robert S. Steele                  6,267                          1.05
                          2607 Geyerwood Court
                          Grove City OH 43123

   Common                 John J. Chester                   3,979                           .66
                          4906 Riverside Drive
                          Columbus OH 43220

   Common                 Delmer L. Bone                    9,000                          1.51
                          208 North King
                          Xenia OH 45385

   Common                 John F. Fissell                   3,242                           .54
                          565 Lawnwood Court
                          Circleville OH 43113

   Common                 William C. Heer                   9,265                          1.55
                          124 Ashbourne
                          Columbus OH 43209

   Common                 Robert R. Schwartz                  181                           .03
                          4004 State Route 238 N.E.
                          Bloomingburg OH 43106

   Common                 Richard H. McClelland                 0                             0
                          5495 Marysville Pike
                          Zanesville, Ohio 43701

CHANGES IN CONTROL

                  No arrangements are known to the corporation the operation of which may at a subsequent date result in a change in control of the corporation.


                              ELECTION OF DIRECTORS

                  The board of directors has designated the nominees listed below for election as directors of the corporation for terms expiring in 2003. All of the nominees are presently directors of the corporation and, except for Robert R. Schwartz, have been previously elected by the shareholders. Following the death of a director, Robert R. Schwartz was elected by the board to serve as a director for a three-year term ending in 2000. The vacancy created by the death of Russel G. Means has not yet been filled. The enclosed proxy will be voted as specified thereon, or if no instructions are given to the contrary, FOR the nominees; however, the persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee who would otherwise receive the votes is unable to serve. The board of directors has no reason to believe that any of the nominees will be unable to serve.

                  Under Ohio law and the corporation's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors. Votes will be tabulated by Inspectors of Election appointed at the annual meeting. Abstentions are tabulated but not counted in total of votes "for" a nominee.

                  The following table sets forth the nominees for election to the board of directors, the directors of the corporation whose terms in office will continue, and certain information, as of January 3, 2000, with respect to each nominee and director and all directors and executive officers as a group.

                          DIRECTOR           POSITIONS WITH CORPORATION               COMMON SHARES
                          CONTINUOUSLY       AND BUSINESS EXPERIENCE                  BENEFICIALLY
NAME AND AGE              SINCE              DURING PAST FIVE YEARS                   OWNED(1)
------------              -----              ----------------------                   --------
                                 NOMINEES - TERMS TO EXPIRE IN 2003

LaVerne A. Hill, 76       1985               Director and Vice-President,             206,723(2)(3)
                                             Scioto Downs, Inc.; President and
                                             Director, Mid-America Racing
                                             Association, Inc.

Robert S. Steele, 80      1974               Director, President and Chief              6,267(3)(4)
                                             Operating Officer, Scioto Downs,
                                             Inc.; Vice-President and Director,
                                             Mid-America Racing Association,
                                             Inc.

Robert R. Schwartz, 52    1997               Director, Scioto Downs, Inc.;               181
                                             Doctor of Veterinary Medicine

                       CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2001

John J. Chester, 79       1976          Director, Scioto Downs, Inc.;            3,979 (3)(6)
                                        Partner in law firm of Chester,
                                        Willcox & Saxbe LLP

Delmer L. Bone, 69        1995          Director, Scioto Downs, Inc.;            9,000
                                        Retired elected official; Retired
                                        business executive

                       CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2002

John F. Fissell, 70       1986          Director, Scioto Downs, Inc.;            3,242
                                        Consultant, S & D Properties

William C. Heer, 78       1952          Director and Treasurer, Scioto           9,265(3)(5)
                                        Downs, Inc.; Vice President,
                                        National Graphics; Director and
                                        Treasurer, Mid-America Racing
                                        Association, Inc.

Richard H. McClelland, 61  1998         Director, Scioto Downs, Inc.                 0
                                        President, Shelly & Sands;
                                        Vice-President, O.K. Coal &
                                        Concrete Company


All executive officers and directors as a group (9 people)                     238,657(7)

------------------------------

                  (1) All amounts are as of January 3, 2000. Unless otherwise indicated, each named person has sole investment power over the listed shares, or shares such power with his spouse. LaVerne A. Hill (34.7%), Delmer L. Bone (1.51%), William C. Heer (1.55%) and Robert S. Steele (1.05%) are the only directors, nominees or executive officers with beneficial ownership of more than 1% of the corporation's outstanding common shares.

                  (2) See footnote (1) under "Security Ownership of Certain Beneficial Owners".

                  (3) LaVerne A. Hill, John J. Chester, Robert S. Steele and William C. Heer own all of the outstanding shares of Mid-America Racing Association, Inc. Mid-America Racing Association, Inc. owns 63,420 shares of the corporation. LaVerne A. Hill is a majority shareholder, President and director of Mid-America Racing Association, Inc. Mr. Heer is Treasurer and a director of Mid-America Racing Association, Inc. Mr. Steele is Vice-President and a director of Mid-America Racing Association, Inc. John J. Chester is a director of Mid-America Racing Association, Inc.

                  There is in effect a lease of its premises from the corporation to Mid-America Racing Association, Inc. for the conducting of a harness race meeting. This race meeting has traditionally been held following the conclusion of the race meeting conducted by the corporation. The term of the lease is for twenty-five years, commencing January 1, 1988. The rent to be paid is determined on the basis of a percentage of the mutuel handle generated during the Mid-America racing meeting plus the sharing of certain expenses. During the fiscal year ending October 31, 1999, $388,194 plus $266,589 in shared expenses, was received by the corporation pursuant to this lease. In addition, Mid-America Racing Association, Inc. paid $7,200 to the corporation for office rental. Management believes that this lease arrangement with Mid-America Racing Association, Inc. is no less favorable to the Company than one that might be obtained from a nonaffiliated party. Improvements have been made by the corporation, at its expense, to the racing facilities owned by it located at 6000 South High Street. Under the applicable provisions of the Ohio racing law, improvements that meet certain standards may be approved as qualifying for tax abatement. Up to seventy percent (70%) of the cost of approved improvements may be recovered through this tax abatement program which is based on a reduction in parimutuel taxes. During the fiscal year ending October 31, 1999, Mid-America Racing Association, Inc. retained $205,533 as a result of the tax abatement program, which funds were returned to the corporation at whose expense the improvements were made. In addition, in 1999 Mid-America Racing Association, Inc. paid the corporation $60,051 which consists of two (2) monthly payments on the loan carried by the corporation with National City Bank to finance the clubhouse remodeling and a portion of the forty-seven percent (47%) of the loan for simulcasting equipment which Mid-America Racing Association, Inc. has agreed to pay.

                  (4) Robert S. Steele owns 3,648 shares directly. Robert S. Steele and his wife jointly own 2582 shares and exercise voting and investment powers as to these shares. Robert S. Steele holds 37 shares as custodian for his son and exercises voting and investment powers as to these shares.

                  (5) William C. Heer owns 8,265 shares directly. William C. Heer's wife owns 1000 shares and exercises voting and investment powers as to these shares. Mr. Heer is Vice President of National Graphics Corporation which did printing business with the corporation in 1999 in the amount of $76,801. Mr. Heer has no ownership interest in National Graphics Corporation.

                  (6) John J. Chester is a partner in the law firm of Chester, Willcox & Saxbe, LLP which has been retained as legal counsel for the corporation during the last fiscal year and which is legal counsel for the corporation during the current fiscal year.

                  (7) See Notes 1 - 5 above. These 238,657 shares represent 40.1% of the corporation's outstanding common shares and include 100 shares owned by Roderick H. Willcox, secretary of the corporation.

                  None of the directors or nominees are also directors of companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements.

                  No family relationships exist among the directors and nominees.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  To the knowledge of the corporation all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 have been filed.


COMPENSATION OF DIRECTORS

                  Each director receives $300 for each board meeting attended as compensation for their services as a director. In addition, a director is compensated for travel expenses to a board meeting at the rate of 32.5 cents per mile for all mileage traveled inside the State of Ohio, but outside of Franklin County. Directors who are members of a committee receive $300 for each committee meeting attended by that director.

COMMITTEES OF THE BOARD OF DIRECTORS

                  The board of directors has an audit committee which consisted of John F. Fissell, William C. Heer and Richard H. McClelland. The audit committee met once in February of 1999 at which time the committee members reviewed the Form 10K to be filed with the Securities and Exchange Commission. In addition, the committee reviewed the corporation's management system and the scope of the work performed by the corporation's auditors with representatives of PricewaterhouseCoopers LLP.

                  The board of directors has a compensation committee consisting of Delmer L. Bone, John F. Fissell and John J. Chester. The function of this committee is to review the compensation of executive officers and report their findings and recommendations to the full board. The committee met in February of 1999 and reported to the board at the annual directors meeting in February.

                  The board of directors does not have a nominating committee.

                  During the last fiscal year ending October 31, 1999, there were six meetings of the board of directors. All directors attended at least 75% of the aggregate of (1) the total number of meetings of the board held during the period for which they were a director, and (2) the total number of meetings held by all committees of the board on which he or she served.


                               EXECUTIVE OFFICERS

                  The following information relates to the present executive officers of the corporation.

Name and Age                   Office                                Business Experience - Five Years
------------                   ------                                --------------------------------
Robert S. Steele, 80           President and Chief Operating         President and Chief Operating Officer,
                               Officer since 1989.                   Scioto Downs, Inc.; Vice  President and
                                                                     Director, Mid-America Racing Association, Inc.

LaVerne A. Hill, 76            Vice-President since 1992.            Vice-President Scioto Downs, Inc.;
                                                                     President and Director, Mid-America
                                                                     Racing Association, Inc.

William C. Heer, 78            Treasurer since 1959.                 Vice-President National Graphics;
                                                                     Treasurer, Scioto Downs, Inc.; Director
                                                                     and Treasurer, Mid-America Racing
                                                                     Association, Inc.

Roderick H. Willcox, 66        Secretary since 1974.                 Partner in law firm of Chester,
                                                                     Willcox & Saxbe, LLP, counsel for
                                                                     Scioto Downs, Inc.

         No family relationships exist among the Executive Officers.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

                  The following table sets forth information for the fiscal years ended October 31, 1999, 1998 and 1997 as to cash compensation paid by the corporation, as well as certain other compensation paid or accrued for those years, to the corporation's chief executive officer or person serving in that capacity.

                           SUMMARY COMPENSATION TABLE

                                                                    Long-Term Compensation
                                                             ----------------------------------
                                 Annual Compensation                Awards           Payouts
                          --------------------------------  ---------------------  ------------
    (a)          (b)         (c)        (d)         (e)         (f)         (g)        (h)               (i)
                                                                                                      All Other
                                                                                                    Compensation
                                                                                                        ($)(1)
                                                   Other     Restricted
Name and                                           Annual      Stock                   LTIP                  Total
Principal                                       Compensation   Awards     Options    Payouts     Matching   Pension
Position         Year     Salary($)   Bonus($)      ($)         ($)      SARs (#)      ($)         401K     Received
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ---------
Robert S.      10/31/99    62,500       -0-         -0-         -0-         -0-        -0-        1,875      32,066
Steele,        10/31/98    62,500       -0-         -0-         -0-         -0-        -0-        1,725      24,872
President      10/31/97    57,500      12,500       -0-         -0-         -0-        -0-        1,725      24,872
and Chief
Operating
Officer
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ---------

(1) One-half of this pension distribution is attributable to Scioto Downs, Inc. and one-half to Mid-America Racing Association, Inc.


                                LEGAL PROCEEDINGS

                  To the corporation's knowledge, there are no material pending legal proceedings to which any director, officer or affiliate of the corporation, any owner of record or beneficially of more than five percent of the voting securities of the corporation, or any associate of any such director, officer or security holder is a party adverse to the corporation or has a material interest adverse to the corporation.


                         INDEPENDENT PUBLIC ACCOUNTANTS

                  PricewaterhouseCoopers LLP is the independent public accounting firm for the corporation. It is selected by the board of directors. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

                  The corporation's financial statements for the previous fiscal year were audited by PricewaterhouseCoopers LLP. In addition, they also reviewed the corporation's annual and quarterly reports filed with the Securities and Exchange Commission.

                              FINANCIAL INFORMATION

                  The financial information contained in the 1999 annual report of the corporation audited by PricewaterhouseCoopers LLP is incorporated herein by reference.


                              SHAREHOLDER PROPOSALS

                  Proposals of shareholders intended to be presented at the next annual meeting of the corporation must be received by the corporation for inclusion in the proxy statement and proxy relating to that meeting no later than September 20, 2000.


                                  OTHER MATTERS

                  Management knows of no other business which may be brought before the forthcoming annual meeting of shareholders. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.


                  IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY.

                  IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.

                  By order of the board of directors.


                                                            RODERICK H. WILLCOX
                                                            Secretary


Dated:  February 10, 2000
Columbus, Ohio

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SCIOTO DOWNS, INC.
                               ------------------

6000 South High Street                                            Columbus, Ohio

         The undersigned hereby appoints Delmer L. Bone, John J. Chester and Richard H. McClelland, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote all of the shares of Scioto Downs, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said company to be held at Scioto Downs, 6000 South High Street, Columbus, Ohio, on February 29, 2000, at 2:00 P.M., or at any adjournment thereof, as designated below. A majority of said attorneys and proxies who shall be present at the meeting (or if only one be present and act, then that one) shall have and exercise all the powers hereunder.


1.       ELECTION OF DIRECTORS                   _____   WITHHOLD AUTHORITY
                  For all nominees listed below  _____   to vote for all
                  (except as marked to the               nominees listed _____
                  contrary below)                        below           _____

         Nominees for terms ending in 2003: LaVerne A. Hill, Robert R. Schwartz and Robert S. Steele.

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW

         -----------------------------------------------------------------------

2.       Upon such other business as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF AUTHORITY TO VOTE FOR ANY NOMINEE IS NOT WITHHELD, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE.


                                     Shareholder's Signature


                                     ------------------------------------------

                                     ------------------------------------------
                                     Executors, Administrators,
                                     Trustees, Guardians and
                                     persons signing under
                                     powers of attorney should
                                     indicate their respective
                                     capacity. If shares are
                                     held jointly, each holder
                                     should sign.


Dated ________________________, 2000


                              PLEASE SIGN, DATE AND
                                  MAIL PROMPTLY